UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 28, 2004
Date of Report (date of earliest event reported)

CYPRESS SEMICONDUCTOR CORPORATION
 (Exact name of Registrant as specified in its charter)

DELAWARE	1– 10079	94-2885898

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3901 North First Street
San Jose, California 95134-1599
 (Address of principal executive office)

(408) 943-2600
 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On September 28, 2004, Cypress Semiconductor Corporation issued a press release revising its revenue and earnings outlook for the fiscal quarter ended September 26, 2004. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

USE OF NON-GAAP FINANCIAL INFORMATION

Cypress provides certain non-GAAP financial measures, or pro forma measures, as additional information relating to its operating results. These non-GAAP measures give an indication of Cypress’s baseline performance before gains, losses or other charges that are considered by management to be outside of the company’s core operating results. In addition, these non-GAAP measures are among the primary indicators management uses as a basis for measuring past performance, and planning and forecasting future periods. Cypress’s management, therefore, believes that the presentation of these measures provides useful information to investors regarding certain additional financial and business trends relating to its financial condition and results of operations. The non-GAAP measures include non-GAAP net income (loss) and earnings (loss) per share.

The calculation of the non-GAAP measures used in this Form 8-K have been adjusted to exclude the effects of amortization of intangibles and other acquisition-related, restructuring and special charges and credits, as applicable in the periods presented.  These measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from pro forma measures used by other companies.

Pursuant to the requirements of Regulation G, we have provided a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

The information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. The information contained herein and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Cypress, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired. Not applicable.

(b) Pro forma financial information. Not applicable.

(c) Exhibits. The exhibit listed below is being furnished with this Form 8-K.

Exhibit 99.1 Press Release dated September 28, 2004, entitled “Cypress Q304 Revenue Update”

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPRESS SEMICONDUCTOR CORPORATION

Date: September 30, 2004	By:	/s/ EMMANUEL HERNANDEZ

Emmanuel Hernandez Chief Financial Officer, Executive Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 28, 2004, entitled “Cypress Q304 Revenue Update”